EXECUTIVE OFFICER SALARY EXCHANGE AGREEMENT

THIS EXECUTIVE OFFICER SALARY EXCHANGE AGREEMENT (this “Agreement”) is dated as of _____________, 2010, by and between Epic Energy Resources, Inc., a Colorado corporation (the “Corporation”), and the undersigned individual (the “Executive”).  The Corporation and Executive are referred to as a “Party” and collectively as the “Parties”.

WHEREAS, Executive has previously deferred $[●] of his/her salary for the fourth quarter of 2009 until the second quarter of 2010 (such deferred amount, the “Deferred Amount”);

WHEREAS, Executive desires to reduce his/her salary by $[●] for the calendar year 2010 (such reduced amount, the “Reduced Amount”) in order to participate in the exchange as set forth below;

WHEREAS, Executive desires to exchange the Deferred Amount and the Reduced Amount (collectively, the “Tendered Amount”) for shares of Series A Convertible Preferred Stock of the Corporation (the “Shares”); and

WHEREAS, the Corporation desires to exchange (the “Exchange”) one newly issued and unregistered Share for each $1.00 of Tendered Amount (the Shares received in the Exchange, referred to in this Agreement as the “Exchanged Securities”).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Exchange.

(a)           Exchange Ratio.  The Corporation and Executive hereby agree to exchange at the Closing one Exchanged Security for each $1.00 of Tendered Amount.

(b)           Exchange.  To effect this Exchange, Executive will deliver to the Corporation this executed Agreement, and the Corporation will deliver to Executive a stock certificate representing the number of shares of Exchanged Securities that is equal to the Tendered Amount being so transferred by Executive to the Corporation within [20] business days after the Closing Date.

(c)           Discharge and Satisfaction of Deferred Amount.  The issuance of the Shares is in full satisfaction of the Deferred Amount, and Executive waives any claims to the Deferred Amount and releases and discharges the Corporation from any further obligation for the Deferred Amount. The Shares issued in full satisfaction of the Deferred Amount shall vest as set forth in Section 7(e)

(d)           Reduction of Executive 2010 Salary.  The Shares constitute consideration for the reduction of Executive’s 2010 salary by the Reduced Amount.  Executive’s 2010 salary shall now be $[●], and the Shares issued in consideration for the reduction of Executive’s 2010 salary shall vest as set forth in Section 7(e).

2.           The Closing.

(a)           Closing Date.  The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place at the offices of Mayer Brown LLP, 700 Louisiana, Suite 3400, Houston, Texas 77002 at 10:00 a.m., Houston time, on [●], 2010 (“Closing Date”), or at such other place, date or time as the Corporation may determine in its sole discretion.

(b)           Conditions to Closing of Executives.  The obligation of Executive to consummate the transactions on the Closing Date as contemplated by this Agreement shall be subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

 (i)           the Corporation shall have performed and complied in all material respects with all obligations and agreements required to be performed and complied with by the Corporation hereunder on or prior to the Closing Date; and

 (ii)          the representations and warranties of the Corporation contained in this Agreement shall be true and correct in all material respects as of the Closing Date as if made as of such date.

(c)           Conditions to Closing of Corporation.  The obligation of the Corporation to consummate the transactions on the Closing Date shall be subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

 (i)           Executive shall have performed and complied in all material respects with all obligations and agreements required to be performed and complied with by Executive hereunder on or prior to the Closing Date;

 (ii)          the representations and warranties of Executive contained in this Agreement shall be true and correct in all material respects as of the Closing Date as if made as of such date;

 (iii)         there shall not have occurred or be likely to occur any event materially affecting the Corporation’s business or financial affairs that would or might reasonably be expected to prohibit, prevent, restrict or delay the Closing or that might reasonably be expected to be material to Executive in deciding whether to participate in the Exchange;

 (iv)         there shall not have been any action taken or threatened, or any statute, rule, regulation, judgment, order, stay, decree or injunction promulgated, enacted, entered, enforced or deemed applicable to the Exchange, by or before any court or governmental regulatory or administrative agency or authority, tribunal, domestic or foreign, that (a) challenges the making of the Exchange or might reasonably be expected to, directly or indirectly, prohibit, prevent, restrict or delay consummation of, or might otherwise reasonably be expected to adversely affect in any material manner, the Exchange; or (b) could reasonably be expected to materially adversely affect the Corporation’s business, condition (financial or otherwise), income, operations, properties, assets, liabilities or prospects, or materially impair the contemplated benefits of the Exchange, or the consummation of the Exchange as a whole to the Corporation or that might be material to Executive in deciding whether to participate in the Exchange; and

 (v)          the Corporation’s sale of a minimum of 3,500,000 shares of the Corporation’s Series A Preferred Stock, as contemplated by Corporation’s confidential private placement memorandum dated as of March 13, 2010, as supplemented on April [●], 2010 (the “Private Placement Memorandum”);

 (vi)         the holders of the Corporation’s Series C Warrants tender, and do not withdraw, 100% of the Corporation’s outstanding Series C Warrants, as contemplated by the Private Placement Memorandum;

 (vii)        the holders of the Corporation’s Series D Warrants tender, and do not withdraw, 100% of the Corporation’s outstanding Series D Warrants, as contemplated by the Private Placement Memorandum; and

 (viii)      holders of at least 90% of the outstanding principal amount of the Debentures execute the Waiver and Amendment to Debenture and the Amendment to Securities Purchase Agreement, as contemplated by the Private Placement Memorandum.

3.           Representations and Warranties of the Corporation.  The Corporation represents and warrants to Executive as follows:

(a)           Corporate Status.  The Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado and is duly licensed or qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the nature of the business transacted by it or the character of the properties owned or leased by it requires such licensing or qualification, except where the failure to be so licensed or qualified would not reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise) or assets of the Corporation.  The Corporation has full power and authority, corporate or otherwise, to own and hold its properties and to carry on its business as now conducted and as proposed to be conducted, to execute, deliver and perform this Agreement.

(b)           Authorization/Enforceability.  The execution and delivery of this Agreement and the performance by the Corporation of its obligations hereunder, have been duly authorized by all requisite action, corporate or otherwise, and constitute the valid and legally binding obligations of the Corporation, enforceable in accordance with its terms and conditions.  The Corporation need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any Governmental Authority in order to consummate the transactions contemplated by this Agreement, except with respect to federal and state securities laws.

(c)           Non-Contravention.  The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, will not violate any provision of law, any order of any court or other agency of government or the Articles of Incorporation or Bylaws of the Corporation, as may be amended to date, and do not and will not result in a material breach of or constitute (with due notice or lapse of time or both) a material default under any provision of any indenture, agreement or other instrument to which the Corporation, or any of its properties or assets, is bound.

(d)           Consents/Approvals.  No consent, approval, authorization, order, registration or qualification of or with any Governmental Authority or other Person or entity is required for the issuance and sale of the Exchanged Securities by the Corporation to Executive or the consummation by the Corporation of the transactions contemplated by this Agreement.

(e)           Exchanged Securities Authorization.  The Exchanged Securities have been duly authorized and, when issued and delivered, will be duly and validly issued and fully paid and nonassessable.  Upon consummation of the transactions contemplated hereby, good and valid title to the Exchanged Securities, free and clear of all Claims, will be transferred by the Corporation to Executive.

(f)           Capitalization.  The capitalization of the Corporation is as set forth on Schedule 3(f), which Schedule 3(f) shall also include the number of shares of the Corporation’s common stock, no par value (“Common Stock”) owned beneficially, and of record, by Affiliates of the Corporation as of the date hereof.  The Corporation has not issued any capital stock since its most recently filed periodic report under the Securities Exchange Act of 1934, as amended (“Exchange Act”), other than pursuant to the exercise of employee stock options under the Corporation’s stock option plans, the issuance of shares of Common Stock to employees pursuant to the Corporation’s employee stock purchase plans and pursuant to the conversion and/or exercise of other securities of the Corporation that are convertible into Common Stock outstanding as of the date of the most recently filed periodic report under the Exchange Act.  The issuance of securities hereunder will not obligate the Corporation to issue shares of Common Stock or other securities to any Person (other than Executive) and will not result in a right of any holder of Corporation securities to adjust the exercise, conversion, exchange or reset price under any of such securities, except with respect to any Series C Warrant and Series D Warrant that remain outstanding. All of the outstanding shares of capital stock of the Corporation are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities.  There are no stockholders agreements, voting agreements or other similar agreements with respect to the Corporation’s capital stock to which the Corporation is a party or, to the knowledge of the Corporation, between or among any of the Corporation’s stockholders.

4.           Representations and Warranties of Executive.  Executive represents and warrants, severally and not jointly, to the Corporation as follows:

(a)           Legal Capacity.  Executive has full legal right, power and capacity to execute and deliver this Agreement and to perform his, her or its obligations hereunder.  This Agreement constitutes the valid and legally binding obligation of Executive, enforceable in accordance with its terms and conditions.  Executive need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any third party or Governmental Authority in order to consummate the transactions contemplated by this Agreement.  Except as set forth on the signature page hereto, no Person has any community property rights by virtue of marriage or otherwise in the Deferred Amount or the Reduced Amount.  Any such Person with community property rights has duly executed and delivered to the Corporation at or prior to the Closing a copy of the consent attached hereto as Exhibit A.

(b)           Non-Contravention.  The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, will not violate any provision of law, any order of any court or other agency of government, as may be applicable, and do not and will not result in a material breach of or constitute (with due notice or lapse of time or both) a material default under any provision of any agreement or other instrument to which Executive is bound.

(c)           Consents/Approvals.  No consent, approval, authorization, order, registration or qualification of or with any Governmental Authority or other entity or Person is required for the Exchange or the consummation by Executive of the transactions contemplated by this Agreement.

(d)           Investment Representations.

 (i)           Executive qualifies as an “accredited investor” (as defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”)) and is acquiring the Exchanged Securities hereunder for his/her own account and with no intention of distributing or selling the Exchanged Securities except pursuant to a registration or an available exemption under applicable law.  Executive understands that the Exchanged Securities have not been (and are not being) registered under the Securities Act by reason of their contemplated issuance in transaction(s) exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) thereof (including the rules and regulations promulgated thereunder), and that the reliance of the Corporation on such exemption from registration may be predicated in part on the representations and warranties of Executive hereunder.

 (ii)          Executive agrees that it will not sell or otherwise dispose of any of the Exchanged Securities unless such sale or other disposition has been registered or is exempt from registration under the Securities Act and has been registered or qualified or is exempt from registration or qualification under applicable securities laws of any state. Executive agrees that, prior to selling or otherwise disposing of any of the Exchanged Securities pursuant to an exemption under the Securities Act, the Corporation may require an opinion of counsel selected by the Corporation, the form and substance of which opinion shall be reasonably satisfactory to the Corporation, to the effect that such sale or disposition does not require registration of such Exchanged Securities under the Securities Act.

 (iii)         Executive understands that a restrictive legend consistent with the foregoing set forth in Section 7(a) of this Agreement has been or will be placed on the certificates evidencing the Exchanged Securities to be issued to him/her hereunder, and related stop transfer instructions will be noted in the transfer records of the Corporation and/or its Transfer Agent for the Exchanged Securities during the Suspension.

 (iv)         Executive will comply with insider trading laws and policies and the applicable “control securities” provisions of Rule 144 in addition to any other obligations set forth in this Agreement.

 (v)          Executive has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risk of an investment in the Exchanged Securities.  Executive acknowledges that he/she has had access to all information concerning the Corporation and its respective businesses, assets, liabilities, financial statements, and obligations which have been requested and has been provided the opportunity to ask questions of and receive answers from the Corporation to fully and effectively evaluate the Exchange and the transactions contemplated herein.  Executive acknowledges and represents that he/she has received and reviewed the Private Placement Memorandum.  Executive understands that there is a holding period for purposes of Rule 144 under the Securities Act with respect to the Exchanged Securities, and Executive is able to bear the economic risk of loss of the investment in such Exchanged Securities and is able to afford a complete loss of such investment.

5.           Indemnification.

(a)           Executive understands and acknowledges that the Corporation is relying on representations, warranties, covenants and agreements made by Executive to the Corporation in this Agreement.  Executive hereby agrees to indemnify, defend and hold harmless the Corporation, its Affiliates and their directors, officers, shareholders, principals, representatives, agents and employees (each, a “Corporation Indemnified Party”), against any and all loss, damage, liability or expense (including, but not limited to, expenses related to the investigation and enforcement of any provisions of this Agreement and/or any reasonable attorneys’ fees) (collectively, “Losses”) which any Corporation Indemnified Party may suffer, sustain or incur by reason of or in connection with or arising under (i) any inaccuracy or breach of representation or warranty of Executive contained in this Agreement; (ii) the breach of this Agreement or any covenant or agreement made by Executive in this Agreement; or (iii) the sale or distribution by Executive of the Exchanged Securities in violation of this Agreement and/or the Securities Act or any other applicable law.  This right to indemnification is in addition to any other remedy available to the Corporation under this Agreement.

(b)           The Corporation understands and acknowledges that Executive is relying on representations, warranties, covenants and agreements made by the Corporation to Executive in this Agreement.  The Corporation hereby agrees to indemnify, defend and hold harmless Executive against any and all Losses which Executive may suffer, sustain or incur by reason of or in connection with or arising under (i) any inaccuracy or breach of representation or warranty of the Corporation contained in this Agreement; or (ii) the breach of this Agreement or any covenant or agreement made by the Corporation in this Agreement.  This right to indemnification is in addition to any other remedy available to Executive under this Agreement.

6.           Certain Definitions.

(a)           “Affiliate” (and, with a correlative meaning, “affiliated”) means, with respect to any Person, any direct or indirect subsidiary of such Person, and any other Person that directly, or through one or more intermediaries, Controls or is Controlled by or is under common Control with such first Person.  As used in this definition, “Control” (and, with correlative meanings, “Controlled by” and “under common Control with”) means the possession, directly or indirectly, of the power to direct the management or policies of a Person (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise) and shall be construed as such term is used in the rules promulgated under the Securities Act.

(b)           “Claims” shall mean the following of any nature whatsoever: security interests, liens, deeds of trust, hypothecations, pledges, claims (pending or threatened), charges, escrows, encumbrances, lock-up arrangements, options, rights of first offer or refusal, community property rights, mortgages, indentures, security agreements or other agreements, arrangements, contracts, commitments, understandings or obligations, whether written or oral and whether or not relating in any way to credit or the borrowing of money.

(c)           “Commission” means the United States Securities and Exchange Commission.

(d)           “Governmental Authority” means any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including any governmental authority, independent or autonomous official authority, agency, department, board, commission or instrumentality of the United States or any other country, or any political subdivision thereof, whether federal, state or local, and any tribunal, court or arbitrator(s) of competent jurisdiction.

(e)           “Person(s)” means and includes any natural persons, sole proprietorships, corporations, limited partnerships, limited liability companies, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, all Governmental Authorities and all other entities.

(f)           “Trading Day” means a day on which the principal Trading Market is open for trading.

(g)           “Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE AMEX, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTC Bulletin Board (or any successors to any of the foregoing).

(h)           “Transfer Agent” shall mean TranShare Corporation at 5150 DTC Parkway, Suite 325, Greenwood Village, CO 80111, in its capacity as transfer agent to the Corporation, or any successor transfer agent to the Corporation.

7.           Miscellaneous.

(a)           Legend Requirement.

 (i)           Each certificate representing Exchanged Securities held or acquired by Executive will contain legends acknowledging that the shares represented by such certificate are restricted securities and are subject to this Agreement, as follows:

THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.  THE SHARES MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND THE SECURITIES LAWS OF OTHER JURISDICTIONS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS.

 (ii)           The Corporation agrees that following such time as such legend is no longer required under this Section 7(a), it will, no later than ten trading days following the delivery by Executive to the Corporation or the Transfer Agent of a certificate representing the Exchanged Securities, as the case may be, issued with a restrictive legend, deliver or cause to be delivered to Executive a certificate representing such shares that is free from all restrictive and other legends.  The Corporation shall cause legal counsel to issue an opinion to the Transfer Agent promptly if the Transfer Agent conditions the removal of the legend on receipt of such an opinion. The Transfer Agent and any applicable broker shall each be instructed not to recognize any transfer by Executive that does not comply with this Agreement.

(b)           Material Nonpublic Information.  Executive acknowledges and agrees that it has received material nonpublic information in connection with the Exchange and that it will not sell or otherwise dispose of any of the Exchanged Securities unless such material nonpublic information has been publicly disclosed or no longer constitutes material nonpublic information.  The Company shall, within 4 Trading Days of the date hereof, issue a Current Report on Form 8-K disclosing the material terms of the transactions contemplated hereby, and shall attach this Agreement and all other related agreements thereto.

(c)           No Right to Continued Employment.  This Agreement shall not confer upon Executive any right with respect to continuance of employment by the Company or any subsidiary or Affiliate of the Company.

(d)           Tax Requirements.  The Company shall have the right to deduct any applicable federal, state, or local taxes required by law to be withheld with respect to the Exchange hereunder.  Executive shall be required to pay the Company the amount of any taxes that the Company is required to withhold with respect to the Exchange. [Note: What is the company’s preference regarding withholding?]

(e)           Vesting.

 (i)           The Exchanged Securities vest on January 1, 2011.

 (ii)           Notwithstanding the foregoing, in the event of Executive’s termination of employment with the Company for any reason prior to January 1, 2011, the Exchanged Securities shall be forfeited.

 (iii)           Executive shall not have any rights as a stockholder of the Company with respect to Exchanged Securities until January 1, 2011.

 (iv)           Each certificate representing Exchanged Securities shall be registered in the name of Executive and shall be deposited by Executive with the Company together with a stock assignment endorsed in blank, a form of which is attached hereto as Exhibit C.

(f)           Certain Transfers.  Executive hereby covenants with the Corporation not to make any sale of the shares of Common Stock underlying the Exchanged Securities under the Registration Statement without complying with the provisions of this Agreement and without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule), and Executive acknowledges and agrees that such shares of Common Stock underlying the Exchanged Securities are not transferable on the books of the Corporation unless the certificate submitted to the transfer agent evidencing the shares of Common Stock underlying the Exchanged Securities is accompanied by a separate Executive’s Certificate of Subsequent Sale: (i) in the form of Exhibit B hereto, (ii) executed by Executive, and (iii) to the effect that (A) the shares of Common Stock underlying the Exchanged Securities have been sold in accordance with the Registration Statement, the Securities Act, and any applicable state securities or Blue Sky laws, and (B) the prospectus delivery requirement effectively has been satisfied.  Executive acknowledges that there may occasionally be times when the Corporation must suspend the use of the prospectus (the “Prospectus”) forming a part of the Registration Statement (a “Suspension”) until such time as an amendment to the Registration Statement has been filed by the Corporation and declared effective by the Commission, or until such time as the Corporation has filed an appropriate report with the Commission pursuant to the Exchange Act.  Without the Corporation’s prior written consent, which consent shall not unreasonably be withheld or delayed, Executive shall not use any written materials to offer the shares of Common Stock underlying the Exchanged Securities for resale other than the Prospectus, including any “free writing prospectus” as defined in Rule 405 under the Securities Act.  Executive covenants that it will not sell any shares of Common Stock underlying the Exchanged Securities pursuant to said Prospectus during the period commencing at the time when the Corporation gives Executive written notice of the suspension of the use of said Prospectus and ending at the time when the Corporation gives Executive written notice that Executive may thereafter effect sales pursuant to said Prospectus.  Notwithstanding the foregoing, the Corporation agrees that no Suspension shall be for a period of longer than 60 consecutive days, and no Suspension shall be for a period longer than 120 days in the aggregate in any 12 month period.  Executive further covenants to notify the Corporation promptly of the sale of all of its shares of Common Stock underlying the Exchanged Securities. The term “Registration Statement” shall include any preliminary prospectus, final prospectus, free writing prospectus, exhibit, supplement, or amendment included in or relating to, and any document incorporated by reference in, the Registration Statement.  At any time that Executive is an Affiliate of the Corporation, any resale of the Exchanged Securities or shares of Common Stock underlying the Exchanged Securities that purports to be effected under Rule 144 shall comply with all of the requirements of such rule, including the “manner of sale” requirements set forth in Rule 144(f).

(g)           DISCLAIMER.  THE REPRESENTATIONS AND WARRANTIES OF THE CORPORATION CONTAINED IN SECTION 3 CONSTITUTE THE SOLE AND EXCLUSIVE REPRESENTATIONS AND WARRANTIES OF THE CORPORATION IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.  EXCEPT FOR SUCH REPRESENTATIONS AND WARRANTIES, NO PARTY NOR ANY OTHER PERSON MAKES ANY OTHER EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY WITH RESPECT TO THE CORPORATION OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, AND THE CORPORATION DISCLAIMS ANY OTHER REPRESENTATIONS OR WARRANTIES, WHETHER MADE BY SUCH PARTY OR ANY OF ITS AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES (INCLUDING WITH RESPECT TO THE DISTRIBUTION OF THE PRIVATE PLACEMENT MEMORANDUM, OR ANY PERSON’S RELIANCE ON, ANY INFORMATION, DISCLOSURE OR OTHER DOCUMENT OR OTHER MATERIAL MADE AVAILABLE). EXECUTIVE ACKNOWLEDGES THAT THE FAIR MARKET VALUE OF THE EXCHANGED SECURITIES ON THE DATE HEREOF IS $1.00 AND THAT, WITH REGARD TO THE EXCHANGED SECURITIES, THE COMPANY MAKES NO REPRESENTATION OR WARRANTY OR COVENANT AS TO THE FAIR MARKET VALUE OF SUCH EXCHANGED SECURITIES AT THE TIME THAT SUCH EXCHANGED SECURITIES VEST AND THAT THE FAIR MARKET VALUE OF SUCH EXCHANGED SECURITIES AT THE TIME OF VESTING MAY BE LESS THAN $1.00.

(h)           Equitable Remedy.  Each Party shall agree that in addition to any other remedy that may be available to such Party hereunder, the Party shall be entitled to specific performance.  Notwithstanding anything to the contrary in this Agreement, each Party shall be responsible for paying its own expenses, including legal fees, incurred in enforcing this Agreement.

(i)           Notices.  All notices, claims, demands and other communications hereunder shall be in writing and shall be deemed given upon (i) confirmation of receipt of a facsimile transmission, (ii) confirmation of delivery when delivered by a standard overnight carrier or (iii) the expiration of five (5) business days after the day when mailed by registered or certified mail (postage prepaid, return receipt requested), addressed to the respective Parties at the following addresses (or such other address for a Party as shall be specified by like notice):

If to the Corporation, to:	Epic Energy Resources, Inc.
1450 Lake Robbins Drive, Suite 160
The Woodlands, TX 77380

Attention: Mike Kinney
Telephone: (281) 419-3742
Fax: (281) 419-1114
Email: MKinney@1Epic.com

If to Executive, to:	Executive’s address, phone or
fax number appearing on the signature
page hereto.

(j)           No Third-Party Beneficiaries.  Unless otherwise specifically set forth herein, this Agreement shall not confer any rights or remedies upon any Person other than the Parties hereto and their respective successors and assigns.

(k)           Entire Agreement.  This Agreement (including the documents referred to herein) constitutes the entire agreement among the parties hereto and supersedes any prior understandings, agreements, or representations by or among the parties, written or oral, to the extent they relate in any way to the subject matter hereof.

(l)           Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

(m)           Headings.  The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

(n)           Governing Law.  This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Texas without giving effect to any choice or conflict of law provision or rule (whether of the State of Texas or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Texas.

(o)           Amendments and Waivers.  No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Corporation and Executive.

(p)           Gender.  All pronouns and any variation thereof shall be deemed to refer to the masculine, feminine, neuter, singular, or plural as the identity of the person or entity or the context may require.

(q)           Severability.  Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

(r)           No Presumption Against Drafter.  Each of the Parties has jointly participated in the negotiation and drafting of this Agreement.  In the event of any ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by each of the Parties and no presumptions or burdens of proof shall arise favoring any Party by virtue of the authorship of any of the provisions of this Agreement.

(s)           Successors and Assigns.  Except as otherwise specifically provided herein, this Agreement shall be binding upon, and inure to the benefit of, the Parties hereto and their respective successors and permitted assigns.

(t)           Survival.  All covenants, agreements, representations and warranties made herein shall survive the Closing and the consummation of the exchange of the Debenture.

[SIGNATURE PAGE FOLLOWS]

EPIC ENERGY RESOURCES, INC.
signature page

IN WITNESS WHEREOF, the undersigned has executed this signature page evidencing its tender of the Tendered Amount identified below in exchange for Shares in the Corporation.

Signature:

Print Name:

Address:

Phone:

Fax:

If applicable, Community Property Interest
In the Tendered Amount

Signature:

Print Name:

NOTE:  PLEASE DO NOT DATE THIS AGREEMENT AS IT WILL BE DATED IF AND WHEN ACCEPTED BY THE CORPORATION.

IN WITNESS WHEREOF, the Corporation has agreed to and accepted this Executive Officer Salary Exchange Agreement subject to the terms and conditions hereof as of the day and year set forth below.

Date:   ___________________, 2010:

EPIC ENERGY RESOURCES, INC.

By:
Name:
Title:

Exhibit A

FORM OF
COMMUNITY PROPERTY WAIVER

The undersigned spouse of _____________________ hereby acknowledges that she has read, understands and consents to the terms and provisions of Executive Officer Salary Exchange Agreement (the “Agreement”), executed as of ______________, 2010, consents to the execution of the Agreement and any amendments, modifications and supplements thereto by _____________________ and agrees that the undersigned’s interest in the Tendered Amount shall be subject to and bound by the Agreement.  The undersigned’s obligations hereunder shall not be affected by any amendment or other modification of the Agreement or any document related thereto, which may be amended or modified at any time and from time to time, without the consent of or notice to the undersigned.

Name

Exhibit B
[Transfer Agent]
[Address]

Attention:

EXECUTIVE’S CERTIFICATE OF SUBSEQUENT SALE

The undersigned, ________________________________________________ hereby certifies [fill in official name of individual] that he/she is the holder of the shares evidenced by the attached certificate, and as such, sold such shares on ___________________________in accordance with the terms of the [date] Executive Officer Salary Exchange Agreement and in accordance with Registration Statement number ______________________________________________________ [fill in the number of or otherwise identify Registration Statement] or otherwise in accordance with the Securities Act of 1933, as amended, and, in the case of a transfer pursuant to the Registration Statement, the requirement of delivering a current prospectus by the Corporation has been complied with in connection with such sale.

Signature:

Print Name:

Exhibit C

STOCK POWER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto [_______________________________] a number of [____________] shares of Series A Convertible Preferred Stock in Epic Energy Resources, Inc., a corporation organized under the laws of the State of Colorado, represented by Certificate No. [___________] and do hereby irrevocably constitute and appoint [_____________________________] attorney to transfer the said stock on the books of Epic Energy Resources, Inc. with full power of substitution in the premises.

DATED:  __________________

Signature:
Print:

IN PRESENCE OF:

Name: